                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event reported):  September 20, 1996


                           MINDSPRING ENTERPRISES, INC.
     ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                          0-27890                   58-2113290
----------------------------      ---------------             -------------
(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)              Identification
                                                              Number)


    1430 West Peachtree St., Suite 400, Atlanta, GA               30309
   -----------------------------------------------              ---------
   (Address of Principal Executive Offices)                     (Zip Code)


      Registrant's telephone number, including area code:  (404) 815-0770

Item 5.       Other Events.

              Under the Asset Purchase Agreement between MindSpring Enterprises, Inc. (the "Company") and PSINet Inc. ("PSINet") dated June 28, 1996, which was amended on August 23, 1996 (effective June 28, 1996) and as of September 1, 1996 (the "Agreement"), the Company agreed to purchase certain assets from PSINet at two closings, as more fully described in the Current Report on Form 8-K/A filed by the Company on August 23, 1996. The first closing occurred on June 28, 1996. At the second closing under the Agreement, which occurred on September 1, 1996, the Company issued a promissory note to PSINet in the amount of $9,929,000. A copy of that note is attached hereto as
Exhibit 4. As more fully described in the Current Report on Form 8-K/A filed by the Company on August 23, 1996 the Company is subject to certain continuing obligations under the Purchase Agreement.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

              (c)  Exhibits.

4             Convertible Note dated September 1, 1996

10.1          Asset Purchase Agreement by and between MindSpring
              Enterprises, Inc. and PSINet Inc., dated June 28, 1996 (filed as Exhibit 10.1 to Current Report on Form 8-K dated June 28, 1996 and incorporated herein by reference)

10.2 Amendment No. 1 to Asset Purchase Agreement and Network Services Agreement, dated August 23, 1996, effective as of June 28, 1996 (filed as Exhibit 10.3 to Current Report on Form 8-K/A dated August 23, 1996 and incorporated herein by reference)

10.3          Amendment No. 2 to Asset Purchase Agreement, dated as of
              September 1, 1996

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MINDSPRING ENTERPRISES, INC.


Date:  October 8, 1996                        By:/s/ Michael J. Misikoff
                                                 ------------------------------
                                                 Michael J. Misikoff
                                                 Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT NUMBER                           EXHIBIT
-------------------------------------------------------------------------------------------
4                Convertible Note dated September 1, 1996

10.1             Asset Purchase Agreement by and between MindSpring Enterprises, Inc.
                 and PSINet Inc., dated June 28, 1996 (filed as Exhibit 10.1 to Current
                 Report on Form 8-K dated June 28, 1996 and incorporated herein by reference)

10.2             Amendment No. 1 to Asset Purchase Agreement and Network Services Agreement,
                 dated August 23, 1996, effective as of June 28, 1996 (filed as Exhibit 10.3 to Current Report on Form 8-K/A dated August 23, , 1996 and incorporated herein by reference)

10.3             Amendment No. 2 to Asset Purchase Agreement, dated as of September 1, 1996